VIRTUAL INTERACTIVE
TECHNOLOGIES CORP

FALL 2023 PRESENTATION

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms.

In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

VIRTUAL INTERACTIVE TECHNOLOGIES

01 Partners with and funds small global entrepreneurial game developers and the games they develop

02 Invests in the video game development for a steady stream of royalty payments and often ownership in the game

03 Existing game portfolio that generates revenue and is looking to expand

04 Focuses on generating the next generation of games and game developers

WE KNOW VIDEO GAMES

Experienced video game executives with access to substantial deal flow

Strong relationships with industry leaders in gaming and entertainment

Deep understanding of market trends within the games industry

Significant experience with investing in and developing games

Combine licensing opportunities with games we develop

Fund and mentor the next generation of game developers

LEADERSHIP TEAM



MARK CAPLAN
Board of Directors

30+ years of experience

- Former SVP for Sony Pictures Entertainment
- Strong relationships with Entertainment Executives, Creative Talent, and Game Studios
- Strong Video Game, Licensing and Marketing Background

Game titles worked on:

- Spider-man
- Ghostbusters
- The Smurfs
- Wheel of Fortune
- Jeopardy



JIM CREAMER
CFO & Board of Directors

30+ years of experience

Has been a CFO or CFO consultant for over 15 public and private companies.

- Strong operational experience with a successful track record of strategic planning, corporate development, staffing and operations.
- Significant capital markets and banking experience with a proven ability to raise equity and debt capital from both institutional and retail investors.



CHRIS CROSS
Head of Production

30+ years of experience

Developer experience:

- Electronic Arts – Game Design Director
- DreamWorks Interactive – Lead Designer

Publishing experience:

- Nexon America/XP – Creative Director
- THQ, Inc. – Sr. Creative Director

Game titles worked on:

- Medal of Honor
- Homefront
- Space Marine
- Saints Row
- Pac Man Mega Tunnel
- Walking Dead Last Mile
- Silent Hill Ascension

PRODUCTION TEAM



ATTILA ÇAMDEVIREN
VP Creative Development

20+ years of experience

- Active on the development of Carmageddon Max Damage, Carmageddon Crashers, Worbital and Catch & Release
- Joined VRVR in April 2016
- Former companies: Jake-Digital Branding, eelusion GmbH, Stainless Games Ltd and Happy Tuesday UG
- Co-Founder and Managing Director at Hammer Slammer Games GmbH in Berlin, Germany
- Project Management and producing in the gaming industry



JONATHAN REISS
Creative Development

20+ years of experience

- Active on the development of Carmageddon Max Damage and Catch & Release
- Joined VRVR in January 2017
- Formerly at Stainless Games Ltd.
- Freelancing in Game Design and 3D Art since 2017
- Co-Founder and Game Designer at Hammer Slammer Games GmbH in Berlin, Germany
- Coder, game artist and marketing in the gaming industry

MARKET OVERVIEW
GLOBAL VIDEO GAMING INDUSTRY

The global gaming market in 2023 was **$187.7** billion USD[1]

By 2026, the market will be **$268.8** billion USD[2]

Approx. **90** billion mobile game downloads in 2022 – 6.67 billion more than in 2021[3]



Browser PC Games
$1.19Bn
16.9%YoY
1%
PC
$36.7Bn
-0.8%YoY
20%
Console
$56.1Bn
7.4%YoY
30%
2023 Total
$187.7Bn
+2.6% YoY
49%
Mobile
$93.2Bn
+0.8%Yoy

[1] Source: Newzoo/Globalgamesreport [2] Source: Statista [3] Source: Data.ai

MARKET OVERVIEW
LARGE AND GROWING

- **3.09B** video game players worldwide in 2023 [1]
- **1.92B** monthly mobile gamers in 2023 [2]
- **1.1B PC players** and **611M console players** exist worldwide [3]
- **Three-quarters of US households** own a device they use to play a video game [4]
- **Two of every five** people across the world is a gamer [1]
- Over **227M** people in the US play video games one to a few hours per week [4]



Global active gamers over time
4B
3B
2B
1B
0B
Number of Gamers
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Year

[1] Source: Marketer/NewZoo
[2] Source: Zippia
[3] Source: VentureBeat
[4] Source: Gamesindustry.biz

EXISTING GAMES: PORTFOLIO GENERATING REVENUE

Carmageddon Max Damage

Antidote to Racing Games

A reincarnation of an award-winning game released in 1997. The game is currently owned by THQ Nordic.

VRVR maintains royalty rights.

Carmageddon Crashers

Destruction Drag Racing

The mobile version off-shoot, which is owned by THQ.

VRVR maintains royalty rights.

Worbital

Break the Space

A real-time interplanetary war game.

VRVR collects revenues on the game.

Interplanetary

Galactic Artillery Warfare

The turn based interplanetary strategic artillery game.

VRVR maintains royalty rights.

Catch & Release

Just You. On a Lake

Our initial venture into the VR market. Maintained positive ratings on the steam.com platform since the 2018 launch.

VRVR collects revenues on the game.

Portfolio video


CATCH & RELEASE
Just us. On some lakes.

GAMES PORTFOLIO: EXPANDING ON ESTABLISHED IP

Double down on successful games

In early-stage development on a **successor** of our very popular VR title, Catch & Release. We are looking to expand on the success of Catch & Release and in the process, leverage that success into franchise with more titles to come.

Meta announced the **Quest 3** next generation of their **VR headset** that will release in Oct 2023, which has set new technical standards. This new hardware will bring extraordinary new experiences in mixed reality with the most powerful Meta Quest yet. **PlayStation VR2** continues to attract a growing audience base.

It is not unlikely that **Apple's Vision Pro glasses** will be a disruptive technology, which could indirectly help the virtual reality market and the Metaverse to make a breakthrough.

GAMES PORTFOLIO: IN DEVELOPMENT

First Game in Franchise

Partnered with **Duane "Dog" Chapman, aka "Dog the Bounty hunter",** to develop several games centered around his persona.

Dog is the larger-than-life personality behind one of the longest running reality TV series ever produced. He's amassed a large following on social media and has **millions of fans** throughout the world.



Our collaboration with Dog the Bounty hunter exemplifies our strategy of working with celebrities. This strategy centers on the idea that we tailor video games to public figures, their image, and especially their social media following.


Partner with Winning Game Studios
Games and Licensed Properties
The Four Pillars of Our Growth Strategy
Leverage Success of Existing Portfolio of Games
Provide Marketing Support to Games

BUILT TO WORK SYNERGISTICALLY TO DRIVE REVENUE GROWTH AND ROI

GAME STUDIO PARTNERSHIPS

Expanding capabilities for direct-to-consumer marketing, leveraging social media, and build strong communities to bring together players to keep them engaged.

RE-INVEST INTO CURRENT PORTFOLIO

Building sequels to past successful games capitalizes on existing fan bases. These players are already familiar with and invested in the original titles, increasing the likelihood of them purchasing the sequels.

LICENSE INTELLECTUAL PROPERTY

Utilizing a well-known IP in a video game instantly provides the game with established brand recognition. This can significantly reduce the marketing effort required to make the game visible to the audience.

MARKETING SUPPORT

The value of marketing for a video game release extends beyond simply promoting the product. It is a comprehensive strategy that encompasses building awareness, engaging with the audience, establishing a brand, influencing perceptions, and creating a foundation for long-term success in a competitive industry.



NEXT PHASE:
EXPANDING OUR TITLES

- Invest in new games and developers to generate positive capital returns
- While VC and Private Equity have favored AAA games, there's ample profit potential in smaller, indie-developed games
- Leveraging management's expertise, invest in developers and games in areas that maximize probability for success
- Focus on key KPI's to ensure positive ROI's
- Identified several potential profitable game investments
- Target investments of $250,000 to $1,000,000 per game

Business Model:
Three Key Revenue Streams

Dispersed Revenue Approach

EXISTING GAME REVENUES

- We receive ongoing revenues from our existing games portfolio
- Develop sequel of owned IP's for Catch & Release VR and Worbital

+

NEW GAMING INVESTMENTS

- Deploy capital into newly created games that have potential for revenue share via games sales
- Leverage relationships in the licensing industry to utilize film, TV, Comic Books, Talent, Influencers, and other forms of intellectual property

+

INVEST INTO EXISTING GAME STUDIOS

- Game studios are hubs of creativity and innovation. Investing in them provides the opportunity to support the development of cutting-edge technologies, game mechanics, and storytelling methods.

SYSTEMATIC ANALYSIS OF NEW PROJECTS

Management takes a methodical approach when investing in new games

Overall Product
- Genre
- Development Team
- Percentage Complete

Market Viability
- Concept and Target Audience
- Competitive Landscape
- Related Comparisons

Quality
- Gameplay
- Visual Appeal/Relevance
- Code Quality/Completion

Business
- Monetization
- Completion Funding
- Release Date



MARKETING OF GAMES: WHY IT MATTERS

The goal of marketing in gaming is to build hype, create awareness, and ultimately drive sales.

A well-executed marketing campaign can help a game break through the noise and get noticed by potential customers.

In the gaming industry, this includes everything from creating trailers and advertisements to managing social media accounts and attending events like GDC, Gamescom, or PAX.

TRAILERS
Showcase the gameplay, story, and graphics released on Social Media, YouTube, and Trade Shows

INFLUENCER MARKETING
Partnering with social media influencers who have large followings

SOCIAL MEDIA
Activities to help build community and generate excitement. These include Twitter, Facebook, Instagram, Tik Tok

EVENTS
Allows game developers to showcase their games to a larger audience

ADVERTISING
Online ads, billboards, and even TV commercials



MARKET OPPORTUNITIES

Through management's market analysis and the evolving game industry, profitable game opportunities with reduced risk arise.

01 Licensing

02 Providing completion funding for games under development

03 Investing in new user generated platforms



1. LICENSING CELEBRITIES AND PRODUCTS



Licensing brings the ability to attach well known personalities and intellectual properties to our games to attract additional gamers and to increase game monetization opportunities.

Management has significant experience and connections in the entertainment industry to create licensing opportunities for the VRVR.

LICENSING OPPORTUNITIES

01 The company will seek to license other celebrities and intellectual properties to develop future game concepts

02 Dog the Bounty Hunter has an established audience and the persona fits with gamers who play adventure type games

03 Our Worbital game can be re-skinned and integrated with an existing and well-known sci-fi property

2. COMPLETION FUNDING FOR GAMES IN DEVELOPMENT

There are several opportunities where developers need $500,000 to $1,000,000 to finish and market their games

Our management has access to these opportunities on a regular basis

These situations create the ability to invest in games that would otherwise be beyond our budget range

VRVR offers completion funding and marketing expertise to successfully launch new games

Time to market is much shorter for games further along in development, leading to quicker investment recovery

VIRTUAL INTERACTIVE

3. USER GENERATED PLATFORMS

Investing in games on the Fortnite and Roblox platforms – the two fastest growing user generated platforms

ROBLOX STUDIO

- As of Sept 2023, Roblox stated it has more than 65 million daily active users
- Available on PC, Mobile, and Consoles
- The platform has been geared towards kids, with new experiences being created for users that are 17 and over
- The company is investing heavily into generative AI tools to help creators make experiences more easily, including a new Roblox Assistant AI chatbot.
- Budgets $300k to $1.2M
- Revenue share from Roblox 24-30% of net revenue

FORTNITE CREATIVE

- Unreal Engine for Fortnite (UEFN) enables the creation of 100x more sophisticated UGC games and experiences on the platform
- Fortnite creators will earn 40% of Fortnite net revenue based on engagement and players to incentivize professionals to use the platform
- The conversion of Fortnite to Unreal Engine 5 as a showcase for the graphics is impressive
- Budgets $300k to $1.2M
- Revenue share: Developers earn 40% of net revenue from Fortnite pool (engagement-based payout)

FINANCIALS

Capitalization

8,151,534
Total Shares Outstanding

50,000
Series A Preferred

270,612
Series B Preferred

1,200,481
Series C Preferred

1,000,000
Options

Debt

$ 741,030
Note to Related Party

$ 470,000
Other Notes

COMPETITIVE ADVANTAGES FOR VIRTUAL INTERACTIVE TECHNOLOGIES

Experienced management team with a strong success track record in games industry

Defined strategy to grow our game portfolio while focusing on profitability

Large, growing global market with increasing demand for new and innovative games

Current portfolio of revenue generating games



THANK YOU

Virtual Interactive Technologies Corp
600 17th Street, Suite 2800
South Denver, CO 80202

Mark Caplan
Board of Directors
mark@vrvrcorp.com

Jim Creamer
CFO & Board of Directors
jim@vrvrcorp.com